SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  April 18, 2001

                            RX TECHNOLOGY HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                       33-35508                82-0498177
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                     Identification No.)

                                2264 Seventh Street
                            Mandeville, Louisiana  70471

            (Address of principal executive offices including zip code)

                                   (504) 727-9412

                (Registrant's telephone number, including area code)



FORWARD-LOOKING STATEMENTS

        This Report on Form 8-K includes projections or other forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 or Section 21E of the Securities Act of 1934, as amended, including statements regarding the anticipated filing of future Reports by the Company. Such projections and forward-looking statements are based on assumptions, which the Company believes are reasonable but are, by their nature, inherently uncertain. In all cases, results could differ materially from those projected. Some of the important factors that could cause actual results to differ from any such projections or other forward-looking statements, including the timing of the completion of the Company's audit for the fiscal year ended December 31, 2001, are detailed below, and in other Reports filed by the Company under the Securities Exchange Act of 1934.


Item 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         As of April 18, 2001, the Board of Directors of the Registrant ("RX Technology Holdings, Inc." or the "Company") approved the dismissal of Wegmann-Dazet & Co. ("Wegmann-Dazet") as the Company's independent accountants and the engagement of Richard A. Eisner & Company, LLP ("Eisner") as the Company's independent accountants. The reports of Wegmann-Dazat on the financial statements of the Company's significant subsidiary, RX Technology, Inc. ("Subsidiary"), as of and for the fiscal years ended December 31, 1999 and December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Subsidiary's fiscal years ended December 31, 1999 and December 31, 1998 and subsequent period through April 18, 2001, there were no disagreements between the Company (and its Subsidiary) and Wegmann-Dazet concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wegmann-Dazet, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         The Company and its Subsidiary did not consult with Eisner during the Company and Subsidiary's fiscal years ended December 31, 1999 and December 31, 1998 and subsequent period through April 18, 2001 on the application of accounting principles to a specified transaction; the type of opinion that might be rendered on the Company's financial statements; any accounting, auditing or financial reporting issue; or any item that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-B.

          The Company provided Wegmann-Dazet with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of Wegmann-Dazet to the disclosures set forth in this section.

Item 5. Other Events.

        The Company's audit for the fiscal year ended December 31, 2000 has not yet been completed. As a result, the Company has not yet filed its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000. The Company anticipates that such audit will be completed by May 22, 2001 and that the Company will file its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 at such time.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)         Financial statements of business acquired:  Not applicable

    (b)         Pro forma financial information:  Not applicable

    (c)         Exhibits:

No.     Exhibit

16.1 Letter of Wegmann-Dazet, dated April 24, 2001, pursuant to Section 304(a)(3) of Regulation S-B of the rules and regulations of the Securities and Exchange Commission.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RX TECHNOLOGY HOLDINGS, INC.
                                        (Registrant)

Dated   April 25, 2001         By:  /s/ D. Rex Gay
                                        ----------
                                        D. Rex Gay
                                        President and Chief Executive Officer


EXHIBIT INDEX

No.      Description

16.1 Letter of Wegmann-Dazet, dated April 24, 2001, pursuant to Section 304(a)(3) of Regulation S-B of the rules and regulations of the Securities and Exchange Commission.